SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 5, 2001


                              The Right Start, Inc.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



     California                      0-19536                   95-3971414
-----------------------       -----------------------        ----------------
(State or Other              (Commission File Number)       (IRS Employer No.)
  Jurisdiction of                Identification
  Incorporation)


  26610 Agoura Road, Suite 250
   Calabasas, California                                            91302
---------------------------------                                ------------
 (Address of Principal Executive Offices)                         (Zip Code)


                                 (818) 707-7100
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

                       5388 Sterling Center Drive, Unit C
                       Westlake Village, California 91361
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

        Zany Brainy Acquisition; Investment; Subsidiary Loan and Security Agreement and Increased Stock Options

     On September 5, 2001, ZB Company, Inc. ("ZBCI"), a wholly-owned subsidiary of The Right Start, Inc. (the "Company"), completed the acquisition of substantially all of the assets of Zany Brainy, Inc. and its affiliates (collectively, "Zany"), including 187 retail stores in 34 states, through a sale of assets and assignment of liabilities pursuant to sections 363 and 365 of the U.S. Bankruptcy Code (the "Zany Acquisition"). As consideration, ZBCI agreed to pay the following: $7.5 million in cash and 1.1 million shares of Common Stock to the Zany estate for the benefit of the unsecured creditors (the cash portion to be paid in three equal installments on December 15, 2001, February 15, 2002 and April 15, 2002); $65.8 million (excluding renewed letters of credit) to the Zany Brainy, Inc. Debtor-in-Possession lender paid at the closing from the proceeds of a Loan and Security Agreement between Wells Fargo Retail Finance, LLC and ZBCI, dated September 5, 2001 (the "ZB Credit Facility"); $4.2 million which was offset by payments due to investors; $2.1 million paid into an escrow at the closing for Zany management retention bonuses; and certain lesser amounts. Additionally, ZBCI assumed certain other liabilities estimated at $26.0 million consisting of post-petition trade payables, settlement amounts, bankruptcy-related professional fees, sales and payroll taxes, accrued salaries and employee benefit obligations and customer gift certificates and merchandise credits. The Company financed the Zany Acquisition with the proceeds of the investments and the ZB Credit Facility discussed below.

     In order to fund the Zany Acquisition, the Company issued approximately 11,919 shares of its contingently convertible Series E Convertible Preferred
Stock, par value $.01 per share ("Series E Preferred Stock") to Athanor Holdings, LLC ("Athanor") and 2,200 shares of its contingently convertible Series G Convertible Preferred Stock, par value $.01 per share ("Series G Preferred Stock"), to certain affiliates of Kayne Anderson Investment Management ("KAIM") and Mr. Fred Kayne (each of which are affiliates of the Company), for approximately $11.9 million and $5.5 million, respectively. The Series E Preferred Stock is convertible, upon approval by the Company's shareholders, into 8,334,836 shares of the Company's common stock, no par value ("Common
Stock"), at a price of $1.43 per share, and the Series G Preferred Stock is convertible, upon approval by the Company's shareholders, into 2,200,000 shares of Common Stock at an imputed price of $2.50 per share. Additionally, Athanor purchased $4.9 million in aggregate principal amount of the Company's 4% Subordinated Convertible Pay-in-Kind Notes due September 4, 2004 (the "Junior Notes"). The Athanor investment, if and when converted to Common Stock, represents approximately 40.5% of the fully diluted shares of the Company before giving effect to employee and director stock options. Under a shareholders' agreement between KAIM, Mr. Fred Kayne and Athanor and the investment agreement between the Company and Athanor, Athanor has the right to name three members to the Company's Board of Directors, one of whom is to be "independent." The shareholders' agreement also requires the KAIM investment affiliates and Mr. Fred Kayne to convert all of their holdings in the Company's Senior Subordinated Convertible Pay-in-Kind Notes ("Senior Subordinated Notes") and the Company's Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Pay-in-Kind Convertible Preferred Stock to Common Stock at the time that sufficient common shares have been authorized, and the conversion feature on the newly-issued preferred stock and Junior Notes has been approved, by vote of the Company's common shareholders; and to vote their securities in favor of such matters. Upon such authorization and approval, the Company's Series E Preferred Stock (to the extent of the conversion of our convertible securities (other than employee or director options, outstanding warrants to purchase our Common Stock or the Series E Preferred Stock)), Series F Preferred Stock (discussed below) and Series G Preferred Stock will automatically convert into Common Stock.

     In addition, the Athanor investment agreement required that the Company acquire from Targoff-RS, LLC the assets it acquired in the foreclosure on RightStart.com by RightStart.com's senior secured lenders including the online business and the Right Start catalog business. The Company purchased Targoff-RS, LLC and its debt at an aggregate price of $4.0 million through the issuance of 1,800 shares of its contingently convertible Series F Convertible Preferred
Stock, no par value (the "Series F Preferred Stock"). The Series F Preferred Stock is convertible, upon approval by the Company's shareholders into 1,800,000 shares of Common Stock at an imputed price of $2.22 per share.

     The Company expects to file a preliminary proxy statement as soon as practicable, seeking shareholder approval to increase the number of authorized shares of Common Stock from 25 million shares to 75 million shares to accommodate the conversions of the Junior Notes and the various newly-issued convertible preferred stock. The number of shares of Common Stock expected to be outstanding upon conversion of the Junior Notes and such convertible preferred stock and the issuance of shares in connection with the Zany Acquisition will amount to approximately 29 million shares. Each of the newly-issued series of convertible preferred stock entitles its holders to registration rights with respect to the underlying Common Stock.

     The remaining amounts necessary to consummate the Zany Acquisition came from the ZB Credit Facility. The ZB Credit Facility is secured by a pledge of substantially all of the assets of ZBCI. The Company has guaranteed ZBCI's obligations under the ZB Credit Facility and secured its guarantee with a pledge of the stock of ZBCI. The ZB Credit Facility consists of a standard revolving line of up to $100 million under which borrowings bear interest, at ZBCI's election, at an initial rate of 3.5% over the London Interbank Offered Rate ("LIBOR") or 1.75% over a base rate announced by Wells Fargo Bank from time to time, and a special subline of up to $15 million under which borrowings bear interest at a rate of 14.5% per annum. The interest rate on the standard revolving line adjusts based on the average quarterly availability under the ZB Credit Facility to a low of 2.25% over LIBOR and 0.25% over the base rate, in each case, when availability exceeds $25 million. ZBCI is required to maintain a tangible net worth of at least $26 million as of February 2, 2002 and 85% of amounts projected in ZBCI's budget for each calendar month on or after February 28, 2002. In addition, the ZB Credit Facility limits capital expenditures for the fiscal year ending February 2, 2002 in excess of $5 million or $2.5 million in any fiscal quarter of such year and amounts approved by the Bank thereafter. ZBCI is required to keep its effective advance rate under the ZB Credit Facility (tested at month end and on December 24) below 50% from January through March of each year, 65% from April to July of each year, 70% from August through November of each year, 35% in December of each year and 50% in December 2001. ZBCI may not permit the ratio of purchases to costs of goods sold (on a trailing three month basis tested at month end beginning November 30, 2001) to be less than 0.30:1.00 from January through May of each year, 0.70:1.00 for June of each year, 1.00:1.00 for July and November of each year, 1.25:1.00 for August and September of each year, 1.35:1.00 for October of each year and 0.50:1.00 for December of each year. ZBCI must maintain a minimum availability under the standard revolving line of not less than $3 million while the special subline is in effect and $5 million thereafter. ZBCI must maintain a cost value of inventory that is within 15% of ZBCI's business plan at all times. ZBCI is required to reduce outstanding advances under the special subline to $7.5 million from December 26 through April 30 of the following year and to maintain special subline advances equal to or exceeding $10 million from May 1 through December 24 of each year until the special subline is terminated.

     Finally, the Company authorized an increase in the number of options issuable under the Company's 1991 Employee Stock Option Plan to a total of approximately 5.5 million shares of which approximately 3.7 million shares have been granted, subject to shareholder approval.


Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------
     The Company reported a recent transaction on November 19, 2001.   See Press
Release on November 19, 2001, Exhibit 99.10.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

2.1 Asset Purchase Agreement by and among Zany Brainy, Inc., Childrens's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC, The Right Start, Inc. and ZB Company, Inc., dated August 31, 2001 *

4.1 Form of The Right Start, Inc.'s 4% Subordinated Convertible Redeemable Pay-in-Kind Note Due September 4, 2004, in favor of Athanor Holdings, LLC, in the aggregate principal amount of $4,900,000

4.2 Certificate of Determinations of Preferences of Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series G Convertible Preferred Stock of The Right Start, Inc. as filed as of August 31, 2001 with the California Secretary of State *

10.1 Loan and Security Agreement by and among ZB Company, Inc., as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.2 Intellectual Property Security Agreement between ZB Company, Inc. and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.3 Parent Guaranty Agreement by The Right Start, Inc. in favor of Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.4 Pledge Agreement by The Right Start, Inc. pledging the stock of ZB Company, Inc. in favor of Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.5 First Amendment to Loan and Security Agreement between The Right Start, Inc. and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.6 Series G Convertible Preferred Stock Purchase Agreement by and between The Right Start, Inc., a California corporation (the "Issuer") and Fred Kayne, an individual, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., dated September 5, 2001 *

10.7 LLC Purchase Agreement, effective as of August 17, 2001, by and between The Right Start, Inc. and Michael Targoff, together with Instrument of Conveyance dated September 5, 2001 *

10.8 Targoff-RS, LLC Note Purchase Agreement, dated September 5, 2001, by and between The Right Start, Inc., and Fred Kayne, an individual, Richard Kayne, an individual, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., Palomar Ventures I, L.P., Marina Corporate LLC *

10.9 Investment Agreement, dated and effective as of August 15, 2001, by and between The Right Start, Inc. and Athanor Holdings, LLC *

10.10 Amendment No. 1 to Investment Agreement, dated September 5, 2001

10.11 Stockholders Agreement between Fred Kayne and Kayne Anderson Investment Management, Inc. and Athanor Holdings, LLC, dated August 15, 2001 *

10.12 Amendment No. 1 to Stockholders Agreement, dated September 5, 2001

23.1 Consent of Independent Public Accountants - Janover Rubinroit, LLC

99.2 Opening Balance Sheet +

99.3 Pro Forma Combined Balance Sheet as of August 4, 2001

99.4 Pro Forma Combined Statement of Operations for the Year Ended February 3, 2001

99.5 Pro Forma Combined Statement of Operations for the Six Months Ended August 4, 2001

99.6 RightStart.com Inc.

     Auditors Report on the February 3, 2001 financial statement and the one month ended January 29, 2000

     Auditors Report on the January 1, 2000 financial statements and the year ended January 30, 1999

     Balance Sheets as of February 3, 2001 and January 1, 2000

     Statements of Operations for the year ended February 3, 2001, for the one month ended January 29, 2000, for the eleven months ended January 1, 2000 and the year ended January 30, 1999

     Statement of Cash Flow for the year ended February 3, 2001, the one month ended January 29, 2000, the eleven months ended January 1, 2000 and the year ended January 30, 1999

     Notes to the Financial Statements

99.7 Targoff-RS, LLC/RightStart.com Inc.(unaudited)

     Balance Sheet as of August 4, 2001 (unaudited)

     Statements of Operations for the thirteen weeks and twenty-six weeks ended August 4, 2001 and July 29, 2000

     Statements of Cash Flows for the twenty-six weeks ended August 4, 2001 and July 29, 2000

     Notes to the Financial Statements

99.8 Zany Brainy, Inc.

     Auditors Report on the February 3, 2001 and January 29, 2000 Financial Statements

     Consolidated Balance Sheets as of February 3, 2001 and January 29, 2000

     Consolidated Statements of Operations for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

     Consolidated Statements of Cash Flows for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

     Notes to Consolidated Financial Statements

     Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended August 4, 2001 and July 29, 2000 (unaudited)

     Condensed Consolidated Balance Sheet as of August 4, 2001 (unaudited) and February 3, 2001

     Condensed Consolidated Statements of Cash Flows for the twenty-six weeks ended August 4, 2001 and July 29, 2000 (unaudited)

     Notes to Condensed Consolidated Financial Statements

99.9 Noodle Kidoodle, Inc.

     Auditors Report on the January 29, 2000 and January 30, 1999 Financial Statements

     Consolidated Balance Sheets as of January 29, 2000 and January 30, 1999

     Consolidated Statements of Operations for the years ended January 29, 2000, January 30, 1999 and January 31, 1998

     Consolidated Statements of Cash Flows for the years ended January 29, 2000, January 30, 1999 and January 31, 1998

     Notes to Consolidated Financial Statements

99.10 Press Release dated November 19, 2001

______

* Previously filed on Form 8-K filed September 20, 2001.
+ Previously filed on Form 8-K/A filed October 1, 2001.


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE RIGHT START, INC.


Date:  November 19, 2001                  /s/ Raymond P. Springer
                                          -----------------------
                                          Raymond P. Springer
                                          Chief Financial Officer and Secretary

                                  EXHIBIT INDEX

2.1 Asset Purchase Agreement by and among Zany Brainy, Inc., Childrens's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC, The Right Start, Inc. and ZB Company, Inc., dated August 31, 2001 *

4.1 Form of The Right Start, Inc.'s 4% Subordinated Convertible Redeemable Pay-in-Kind Note Due September 4, 2004, in favor of Athanor Holdings, LLC, in the aggregate principal amount of $4,900,000

4.2 Certificate of Determinations of Preferences of Series E Convertible Preferred Stock, Series F Convertible Preferred Stock and Series G Convertible Preferred Stock of The Right Start, Inc. as filed as of August 31, 2001 with the California Secretary of State *

10.1 Loan and Security Agreement by and among ZB Company, Inc., as Borrower, the Lenders that are signatories thereto as Lenders, and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.2 Intellectual Property Security Agreement between ZB Company, Inc. and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.3 Parent Guaranty Agreement by The Right Start, Inc. in favor of Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.4 Pledge Agreement by The Right Start, Inc. pledging the stock of ZB Company, Inc. in favor of Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.5 First Amendment to Loan and Security Agreement between The Right Start, Inc. and Wells Fargo Retail Finance, LLC, as Agent, dated September 5, 2001 *

10.6 Series G Convertible Preferred Stock Purchase Agreement by and between The Right Start, Inc., a California corporation (the "Issuer") and Fred Kayne, an individual, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., dated September 5, 2001 *

10.7 LLC Purchase Agreement, effective as of August 17, 2001, by and between The Right Start, Inc. and Michael Targoff, together with Instrument of Conveyance dated September 5, 2001 *

10.8 Targoff-RS, LLC Note Purchase Agreement, dated September 5, 2001, by and between The Right Start, Inc., and Fred Kayne, an individual, Richard Kayne, an individual, ARBCO Associates, L.P., Kayne Anderson Diversified Capital Partners, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited and Kayne Anderson Capital Partners, L.P., Palomar Ventures I, L.P., Marina Corporate LLC *

10.9 Investment Agreement, dated and effective as of August 15, 2001, by and between The Right Start, Inc. and Athanor Holdings, LLC *

10.10 Amendment No. 1 to Investment Agreement, dated September 5, 2001

10.11 Stockholders Agreement between Fred Kayne and Kayne Anderson Investment Management, Inc. and Athanor Holdings, LLC, dated August 15, 2001 *

10.12 Amendment No. 1 to Stockholders Agreement, dated September 5, 2001

23.1 Consent of Independent Public Accountants - Janover Rubinroit, LLC

99.1 Factors that May Affect Future Results *

99.2 Opening Balance Sheet +

99.3 Pro Forma Combined Balance Sheet as of August 4, 2001

99.4 Pro Forma Combined Statement of Operations for the Year Ended February 3, 2001

99.5 Pro Forma Combined Statement of Operations for the Six Months Ended August 4, 2001

99.6 RightStart.com Inc.

     Auditors Report on the February 3, 2001 financial statement and the one month ended January 29, 2000

     Auditors Report on the January 1, 2000 financial statements and the year ended January 30, 1999

     Balance Sheets as of February 3, 2001 and January 1, 2000

     Statements of Operations for the year ended February 3, 2001, for the one month ended January 29, 2000, for the eleven months ended January 1, 2000 and the year ended January 30, 1999

     Statement of Cash Flow for the year ended February 3, 2001, the one month ended January 29, 2000, the eleven months ended January 1, 2000 and the year ended January 30, 1999

     Notes to the Financial Statements

99.7 Targoff-RS, LLC/RightStart.com Inc. (unaudited)

     Balance Sheet as of August 4, 2001 (unaudited)

     Statements of Operations for the thirteen weeks and twenty-six weeks ended August 4, 2001 and July 29, 2000

     Statements of Cash Flows for the twenty-six weeks ended August 4, 2001 and July 29, 2000

     Notes to the Financial Statements

99.8 Zany Brainy, Inc.

     Auditors Report on the February 3, 2001 and January 29, 2000 Financial Statements

     Consolidated Balance Sheets as of February 3, 2001 and January 29, 2000

     Consolidated Statements of Operations for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

     Consolidated Statements of Cash Flows for the years ended February 3, 2001, January 29, 2000 and January 30, 1999

     Notes to Consolidated Financial Statements

     Condensed Consolidated Statements of Operations for the thirteen and twenty-six weeks ended August 4, 2001 and July 29, 2000 (unaudited)

     Condensed Consolidated Balance Sheet as of August 4, 2001 (unaudited) and February 3, 2001

     Condensed Consolidated Statements of Cash Flows for the twenty-six weeks ended August 4, 2001 and July 29, 2000 (unaudited)

     Notes to Condensed Consolidated Financial Statements

99.9 Noodle Kidoodle, Inc.

     Auditors Report on the January 29, 2000 and January 30, 1999 Financial Statements

     Consolidated Balance Sheets as of January 29, 2000 and January 30, 1999

     Consolidated Statements of Operations for the years ended January 29, 2000, January 30, 1999 and January 31, 1998

     Consolidated Statements of Cash Flows for the years ended January 29, 2000, January 30, 1999 and January 31, 1998

     Notes to Consolidated Financial Statements

99.10 Press Release dated November 19, 2001

______

* Previously filed on Form 8-K filed September 20, 2001.
+ Previously filed on Form 8-K/A filed October 1, 2001.